UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  JUNE 20, 1997
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                                 PROXYMED, INC.
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             (Exact name of registrant as specified in its charter)

             FLORIDA                     0-22052                  65-0202059
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

     2501 DAVIE ROAD, SUITE 230, FT. LAUDERDALE, FLORIDA          33317-7424
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            (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (954) 473-1001
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ITEM 5. OTHER EVENTS

     (a) On June 20, 1997, the Company sold 600,000 shares of unregistered common stock for $11.00 per share to Bellingham Industries, Inc. ("Bellingham"). Gross proceeds from this sale was $6,600,000. The Company paid a commission of 7%, or $462,000, to Commonwealth Associates. The Company previously sold 425,000 shares of unregistered common stock to Bellingham, as reported under Part II,
Item 2 of Form 10-QSB for the quarterly period ended March 31, 1997. In addition, on June 30, 1997, Bellingham signed a definitive agreement for the purchase of an additional 100,000 shares of unregistered common stock from the Company for $11.00 per share, for gross proceeds of $1,100,000. A 7% commission, or $77,000, will be paid to Commonwealth Associates upon consummation of this transaction, which is scheduled to close on or before July 30, 1997. Such issuances are exempt from the registration provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"), by virtue of Section 4(2) of the Act. However, the Company agreed to file a registration statement under the Act by August 31, 1997 for all shares sold, and must use its best efforts to have such registration statement declared effective by October 31, 1997. Based on information provided by Bellingham, as of June 30, 1997 it beneficially owns 2,150,000 shares, or 19.1%, of the Company's outstanding common stock.

       (b) On June 27, 1997, the Company acquired all rights, title and interest in all copyrights and trademarks related to the technology underlying the PRE-SCRIBE pharmacy-physician prescription network (the "PRE-SCRIBE network") from Walgreen Co. The PRE-SCRIBE network is currently being operated by Integrated Systems Solutions Corp. ("ISSC"), a division of IBM. ISSC will operate the PRE-SCRIBE network for a reasonable period of time until it is integrated into the Company's operations. Concurrently, Walgreens entered into a network services agreement whereby Walgreens will pay fees to the Company for 12 years (the first three of which are on an exclusive basis) for transactions (as defined) received over the PRE-SCRIBE network or ProxyMed's existing network, ProxyNet. ProxyMed paid Walgreens $2,000,000 at closing, issued a warrant for 200,000 shares of ProxyMed's common stock at the market price, and will pay $500,000 per year on the first, second and third anniversaries of the agreement. Revenues generated from the PRE-SCRIBE network are not material.

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                                   SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PROXYMED, INC.



Date  JULY 2, 1997                              /S/ BENNETT MARKS
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                                                Bennett Marks, Executive Vice
                                                President - Finance and Chief
                                                Financial Officer

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